UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2024

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9330 Zionsville Road,

Indianapolis, Indiana 46268

974 Centre Road,

Wilmington, Delaware 19805

(Address of principal executive offices)(Zip Code)

(833) 267-8382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 15, 2024, Corteva, Inc. (the “Company”) announced Timothy Glenn, executive vice president, seed business unit, notified the Company on October 10, 2024 of his intent to retire effective December 1, 2024. Judd O’Connor, age 54, will replace Mr. Glenn effective December 1, 2024. Mr. Glenn will remain as an advisor to the executive leadership team through February 2025 to support an orderly succession.

Mr. O’Connor has over 25 years of experience in agriculture and has served as the Company’s commercial president for North America since July 2022. Prior to that, Mr. O’Connor served as the seed commercial president for North America since August 2018. Prior to the Company’s spin from DowDuPont, Inc., Mr. O’Connor was the vice president of DuPont Pioneer, where he was responsible for integration activities supporting the merger of DuPont and The Dow Chemical Company. Mr. O’Connor held various leadership positions in the Company’s Pioneer® brand sales organization, including business director and vice president, as well as business president for DuPont Latin America. Mr. O’Connor has a bachelor of science degree in agricultural economics from Kansas State University.

There are no family relationships between Mr. O’Connor and any of the Company’s directors or executive officers, and there are no transactions involving Mr. O’Connor requiring disclosure under Item 404(a) of Regulation S-K

Item 7.01	Regulation FD Disclosure.

The Company issued a news release on October 15, 2024, announcing Mr. Glenn’s retirement and the appointment of Mr. O’Connor. A copy of this news release is furnished as Exhibit 99.1. The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated October 15, 2024, announcing executive vice president, seed business unit succession

104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

/s/ Cornel B. Fuerer

Cornel B. Fuerer
Senior Vice President, General Counsel & Secretary

October 15, 2024